UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 5, 2005 (March 31, 2005)

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)

         Delaware                     0-24414                    75-1638027
State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation               File Number)             Identification No.)

                      4441 Sigma Road, Dallas, Texas 75244
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (972)-233-2903

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2005 the Company awarded stock options to substantially all of its employees in connection with its annual performance review process. The options contain terms that vary from prior option grants in two respects. The term of the new options will be 5 instead of 10 years, and vesting will be completed in 12 equal monthly increments, rather than 48 equal monthly increments. Options to purchase an aggregate of approximately 170,000 shares were granted to approximately 195 employees, including 36,600 shares to executive officers.

9.01 Exhibits

     (c)  Exhibits.

          Exhibit    Description
          -------    -----------
            99       Registrant's Press Release, dated April 5, 2005, announcing option grants to employees.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    RF MONOLITHICS, INC.

                                                    By: /s/ Harley E Barnes, III
                                                        ------------------------
                                                        Harley E Barnes, III
                                                        Chief Financial Officer

Date: April 5, 2005

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------

  99 Registrant's Press Release, dated April 5, 2005, announcing option grants to employees.